UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment to Form 8-K filed on February 12, 2014)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 5, 2014

CACHET FINANCIAL SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East
Southwest Tech Center A
Minneapolis, MN 55317
(Address of principal executive offices) (Zip Code)
(952) 698-6980
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE OF EXPLANATION

This report amends a Current Report on Form 8-K filed by Cachet Financial Solutions Inc. (formerly known as DE Acquisition 2, Inc.) on February 12, 2014, which disclosed among other things, that Cachet dismissed its certifying accountant, Baker Tilly Virchow Krause, LLP, and retained Lurie Besikof Lapidus & Company, LLP to be its principal certifying accountant. Cachet requested that Baker Tilly furnish Cachet with a letter addressed to the Commission stating its position on the statements contained in Item 304(a) of Regulation S-K.

Item 4.01.        Changes in Registrant’s Certifying Accountant.

The letter dated March 5, 2014 from Cachet’s former certifying public accountant, Baker Tilly, attached hereto as Exhibit 16.1.

Item 9.01.        Financial Statements and Exhibits.

 (d)     Exhibits.

Exhibit	Description
16.1	Letter from Baker Tilly Virchow Krause, LLP dated March 5, 2014 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHET FINANCIAL SOLUTIONS INC.:
(Registrant)

By:	/s/ Jeffrey C. Mack
Jeffry C. Mack, Chief Executive Officer

Dated: March 7, 2014

EXHIBIT INDEX

16.1	Letter from Baker Tilly Virchow Krause, LLP dated March 5, 2014 (filed herewith)